EXHIBIT 99.d

















                       SUPERIOR RECYCLED FIBER INDUSTRIES

                              Financial Statements

                       June 30, 1995 and December 31, 1994














                          INDEPENDENT AUDITORS' REPORT





The Joint Venture Board
Superior Recycled Fiber Industries:

We have audited the accompanying balance sheets of Superior Recycled Fiber Industries (the Joint Venture) as of June 30, 1995 immediately prior to closing the agreement for sale and purchase of stock with Consolidated Papers, Inc., and December 31, 1994, and the related statements of operations and joint venture loss, joint venturers' capital, and cash flows for the six-month period ended June 30, 1995 immediately prior to closing the agreement for sale and purchase of stock, and the period from inception (May 28, 1993) through December 31, 1994. These financial statements are the responsibility of the Joint Venture's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Superior Recycled Fiber Industries as of June 30, 1995 immediately prior to closing the agreement for sale and purchase of stock with Consolidated Papers, Inc., and December 31, 1994, and the results of its operations and its cash flows for the six-month period ended June 30, 1995 immediately prior to closing the agreement for sale and purchase of stock, and the period from inception (May 28, 1993) through December 31, 1994 in conformity with generally accepted accounting principles.




                                                   /s/ KPMG Peat Marwick LLP
Minneapolis, Minnesota
July 28, 1995

                       SUPERIOR RECYCLED FIBER INDUSTRIES

                                 Balance Sheets

                       June 30, 1995 and December 31, 1994



                                         June 30,          December 31,
          Assets                           1995               1994
Current assets:
  Cash and cash equivalents             $ 5,803,000        $ 5,971,000
  Restricted cash                         2,327,000          2,256,000
  Receivables from related parties          410,000            955,000
  Other receivables                          39,000             12,000
  Inventories                             5,855,000          3,738,000
        Total current assets             14,434,000         12,932,000

Property, plant, and equipment, net      69,872,000         71,217,000
Deferred costs                               69,000                  0
Intangible assets, net                    2,355,000          2,587,000

                                        $86,730,000         86,736,000


Liabilities and Joint Venturers' Capital

Current liabilities:
  Accounts payable                        7,095,000         4,656,000
  Payables to related parties                     0         1,391,000
  Accrued expenses                          251,000           329,000
        Total current liabilities         7,346,000         6,376,000

Joint Venturers' capital:
  Joint Venturers' contributions         86,810,000        85,540,000
  Accumulated loss                       (7,426,000)       (5,180,000)
       Total Joint Venturers' capital    79,384,000        80,360,000


Commitments (note 5)

                                        $86,730,000       $86,736,000


See accompanying notes to financial statements.

/TABLE

                       SUPERIOR RECYCLED FIBER INDUSTRIES

                 Statements of Operations and Joint Venture Loss

                  Six-month period ended June 30, 1995 and the period from inception (May 28, 1993) through December 31, 1994

                                         Six-month         Inception
                                          Period         (May 28, 1993)
                                           ended             through
                                          June 30,        December 31,
                                           1995               1994
Costs of operations:
  Variable costs                        $ 32,100,000      40,814,000
   Fixed costs, excluding depreciation
   and amortization                        4,856,000       9,218,000
   Depreciation and amortization           2,246,000       5,180,000
   Interest income                          (205,000)       (266,000)
        Total costs of operations         38,977,000      54,946,000


Less costs of operations allocated to
 Joint Venturers                          36,751,000      49,766,000
        Joint Venture loss                (2,246,000)     (5,180,000)



Accumulated loss:
 Beginning of period                      (5,180,000)              0

 End of period                          $ (7,426,000)     (5,180,000)


See accompanying notes to financial statements.


                        SUPERIOR RECYCLED FIBER INDUSTRIES

                     Statements of Joint Venturers' Capital

                  Six-month period ended June 30, 1995 and the period from inception (May 28, 1993) through December 31, 1994


                                    Superior                       Total
                                    Recycled                       Joint
                                      Fiber           LSPI       Venturers'
                                   Corporation      Fiber Co.     Capital

Balance at May 28, 1993           $          0              0             0

Contributions                       66,025,000     19,515,000    85,540,000

Joint Venture loss                  (3,998,000)    (1,182,000)   (5,180,000)

Balance at December 31, 1994        62,027,000     18,333,000    80,360,000

Contributions                          965,000        305,000     1,270,000
Joint Venture loss                  (1,738,000)      (508,000)   (2,246,000)

Balance at June 30, 1995          $ 61,254,000     18,130,000    79,384,000


See accompanying notes to financial statements.


                       SUPERIOR RECYCLED FIBER INDUSTRIES

                            Statements of Cash Flows

                  Six-month period ended June 30, 1995 and the period from inception (May 28, 1993) through December 31, 1994



                                                               Inception
                                                Six-month    (May 28, 1993)
                                               period ended      through
                                                 June 30,      December 31,
                                                    1995          1994
Cash flows from operating activities:
 Joint Venture loss                            $ (2,246,000)   (5,180,000)
  Adjustments to reconcile Joint Venture
   loss to net cash provided by (used by)
   operating activities:
     Depreciation and amortization                2,246,000     5,180,000
     Changes in current assets and liabilities:
       Receivables from related parties             545,000      (955,000)
       Other receivables                            (27,000)      (12,000)
       Inventories                               (2,117,000)   (3,738,000)
       Accounts payable                           2,439,000     4,656,000
       Payables to related parties               (1,391,000)    1,391,000
       Accrued expenses                             (78,000)      329,000
         Net cash provided by (used by)
           operating activities                    (629,000)    1,671,000

Cash flows from investing activities:
 Additions to property, plant, and
   equipment                                      (669,000)  (75,898,000)
 Payment of deferred costs                         (69,000)            0
   Net cash used by investing activities          (738,000)  (75,898,000)

Cash flows from financing activities:
 Contributions from Joint Venturers              1,270,000    85,540,000
 Payment of organization costs                           0    (1,041,000)
 Payment of financing costs                              0    (2,045,000)
   Net cash provided by financing
     activities                                  1,270,000    82,454,000

   Net increase (decrease) in cash and cash
     equivalents and restricted cash               (97,000)    8,227,000

Cash and cash equivalents and restricted cash,
 beginning of period                             8,227,000             0

Cash and cash equivalents and restricted cash,
 end of period                                  $8,130,000     8,227,000
See accompanying notes to financial statements.


                       SUPERIOR RECYCLED FIBER INDUSTRIES

                          Notes to Financial Statements

                       June 30, 1995 and December 31, 1994


(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND NATURE OF BUSINESS

    ORGANIZATION AND NATURE OF BUSINESS

    Superior Recycled Fiber Industries (the Joint Venture) was formed on May 28, 1993 by Superior Recycled Fiber Corporation (SRFC), a subsidiary of a corporation owned by Minnesota Power, and LSPI Fiber Co. (LSPI Fiber), a joint venture owned 50% each by subsidiaries of Minnesota Power and Pentair, Inc. (the Joint Venturers). The Joint Venture was formed to complete the construction of, and to operate, a de-ink recycled pulp mill (pulp mill) designed to manufacture and sell recycled fiber pulp to the joint venturers at an agreed upon price essentially equal to allocated cost, pursuant to a Recycled Pulp Manufacture and Sale Agreement. SRFC is obligated to take 76% and LSPI Fiber is obligated to take 24% of pulp mill production.

    SRFC sells its purchased production to partnering and preferred customers pursuant to long-term sales contracts and to the spot market. LSPI Fiber sells its purchased production to an affiliated company, Lake Superior Paper Industries (LSPI) and to other mills owned by Pentair, Inc. Any unsold production up to 24% is sold by SRFC on behalf of LSPI Fiber to preferred customers pursuant to long-term sales contracts and to the spot market. SRFC receives a commission of 3% from LSPI Fiber on these brokered sales. LSPI is owned by affiliates of the same companies which own LSPI Fiber, and has a contract to operate and maintain the pulp mill pursuant to an Operating and Maintenance Agreement.

    The Joint Venture completed the construction phase of the pulp mill during 1993 and operations began on November 1, 1993.

    BASIS OF PRESENTATION

    The Joint Venture's financial position and results of operations for the six month period ended June 30, 1995 are stated immediately prior to closing the agreement for sale and purchase of stock and assets with Consolidated Papers, Inc. which took place on June 30, 1995 (see note 7). As a result, the intangible asset reflected on the financial statements for deferred financing costs relating to certain debt obligations of a related company (note 5) continue to be carried as an asset even though the buyer, Consolidated Papers, Inc., paid off the debt subsequent to the closing on June 30, 1995.

    CASH EQUIVALENTS AND RESTRICTED CASH

    For purposes of the statements of cash flows the Joint Venture considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

    Restricted cash serves as collateral on the working capital portion of the Senior Secured Guaranteed Notes issued by SRFC as discussed in note 5.



                       SUPERIOR RECYCLED FIBER INDUSTRIES

    INVENTORIES
    Inventories are stated at the lower of cost (first in, first out method) or market.

    PROPERTY, PLANT AND EQUIPMENT

    Property, plant and equipment are stated at cost and depreciated using the straight-line method over estimated useful lives of 30 years for buildings and land improvements and 3 to 16 years for equipment.

    DEFERRED COSTS

    The Company defers certain consulting costs incurred during the research related to new expansion projects phase and amortizes the costs over the life of the new project when completed.

    INTANGIBLES

    Intangible assets consist of organization costs and costs associated with the financing obtained by SRFC (note 5). The costs of these intangible assets are being amortized using the straight-line method and are as follows:

                                      June 30,    December 31,     Period Of
                                        1995          1994        Amortization

    Organization costs              $ 1,041,000     1,041,000        5 years
    Financing costs
       ("Basis of Presentation)       2,045,000     2,045,000        8 years
    Less accumulated amortization      (731,000)     (499,000)

                                    $ 2,355,000     2,587,000

    INCOME TAXES

    The Joint Venture  pays no income taxes.   All  taxable income or loss,  tax
    credits, and other tax attributes are passed through directly to the Joint Venturers for inclusion in their respective income tax returns.

    RECLASSIFICATIONS

    Certain reclassifications have been made to the 1994 financial statements to conform to the 1995 presentation.



                       SUPERIOR RECYCLED FIBER INDUSTRIES

 (2)   INVENTORIES

    Inventories consist of:

                                                    June 30,      December 31,
                                                      1995            1994

       Finished goods                              $   128,000       444,000
       Raw materials                                 5,296,000     2,911,000
       Supplies and other materials                    431,000       383,000

                                                   $ 5,855,000     3,738,000

 (3)   PROPERTY, PLANT, AND EQUIPMENT

    Property, plant, and equipment consist of the following:

                                                    June 30,      December 31,
                                                      1995            1994
       Land                                      $  4,352,000       4,352,000
       Land improvements                            2,473,000       2,473,000
       Buildings                                   14,893,000      14,893,000
       Equipment                                   54,850,000      54,180,000
                                                   76,568,000      75,898,000

       Less accumulated depreciation               (6,696,000)     (4,681,000)

                                                 $ 69,872,000      71,217,000

 (4)   RELATED PARTY TRANSACTIONS

    In connection with the construction and operation of the pulp mill, the Joint Venture entered into the following contractual agreements:



    RECYCLED PULP MANUFACTURE AND SALE AGREEMENT

    Under this agreement SRFC agrees to purchase 76% of the pulp mill's output each year and LSPI Fiber agrees to purchase the remaining 24%. The costs of operations to manufacture the recycled pulp are allocated to the Joint Venturers, for the tons of production shipped to each, in an amount equal to the allocation of the respective fixed and variable costs as defined in the agreement. Fixed costs of the pulp mill are allocated based on the respective joint venturer's ownership interest in the pulp mill, while variable costs are allocated based on respective actual tonnage of each grade of recycled pulp taken from the pulp mill. As a result, all pulp mill expenses are recovered from the Joint Venturers through the sale of its recycled pulp, except for depreciation and amortization charges.



                       SUPERIOR RECYCLED FIBER INDUSTRIES

    OPERATING AND MAINTENANCE AGREEMENT

    Under this agreement, LSPI agrees to perform certain functions as operating agent for the Joint Venture, including engineering, contract preparation and enforcement, repair, accounting, purchasing, supervision, and training. Charges for these services are billed to the Joint Venture based on the amount of direct labor, actual benefits, materials and services incurred by LSPI, plus a five percent charge to cover certain management and overhead expenses. In addition, LSPI agrees to maintain adequate inventories of equipment and tools to perform operating services and is required to carry customary general insurance on the pulp mill in specified amounts. Total expenses under this agreement for the six month period ending June 30, 1995 and for the period from inception (May 28, 1993) to December 31, 1994 were $7,092,000 and $14,886,000, respectively.

    At June 30, 1995 and December 31, 1994, the Joint Venture has amounts due to and due from related parties as follows:

                                                     June 30,     December 31,
                                                     1995             1994

      Costs of operations allocated to Joint
      Venturers for production shipped
      through June 30, 1995 and December 31, 1994     $ 285,000     719,000

      Costs reimbursed to LSPI in excess of costs
      incurred by LSPI during operations in
      June 1995, on the Joint Venture's behalf           59,000           0

    Freight receivable from SRFC                         66,000      236,000
        Receivables from related parties              $ 410,000      955,000

    Costs incurred by LSPI during operations in
      December 1994, on the Joint Venture's behalf    $       0    1,391,000

    Payable to related parties                        $       0    1,391,000


    The Joint Venture purchased electrical power from the parent company of one of the Joint Venturers in the amount of $1,302,000 and $2,642,000 for the six month period ended June 30, 1995, and the period from inception (May 28, 1993) to December 31, 1994, respectively.



                       SUPERIOR RECYCLED FIBER INDUSTRIES

 (5)  COMMITMENTS

    On December 30, 1993, one of the joint venturers, SRFC, issued its 7.65% Senior Secured Guaranteed Notes (the Notes), due on December 31, 2003 in an aggregate principal amount of $45,000,000 to refinance debt incurred by SRFC in connection with the construction of the pulp mill and to establish a working capital reserve for the Joint Venture. Payment of the principal and interest on the notes is unconditionally guaranteed by the Joint Venture. Under this agreement, the Joint Venture is responsible for various nonfinancial covenants and is required to carry specified levels of customary general insurance on the pulp mill properties and employees.

    Immediately after closing of the sale of the Joint Venture (note 7), the purchaser, Consolidated Papers, Inc., paid off the remaining balance of the notes on June 30, 1995.

 (6)  DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practical to estimate the fair value:

    CASH AND CASH EQUIVALENTS AND RESTRICTED CASH

    The carrying amounts approximate fair value because of the short maturity of those instruments.

    ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE

    The carrying amounts approximate fair value because of the short maturity of those instruments.

 (7)  SUBSEQUENT SALE

    On May 8, 1995, the parents of the Joint Venturers entered into agreements for sale and purchase of stock and assets with Consolidated Papers, Inc. pursuant to which, SRFI, SRFC, and the assets of LSPI Fiber were sold to Consolidated Papers, Inc. on June 30, 1995.